SunTrust Banks, Inc.   3Q 2011 Earnings Presentation      October 21, 2011

1   Important Cautionary Statement   The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2010 Annual Report on Form 10-K, Quarterly Reports on Form   10-Q, and Current Reports on Form 8-K.      This presentation includes non-GAAP financial measures to describe SunTrust’s performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of   this presentation. In this presentation, net interest income and net interest margin are presented on a fully taxable-equivalent (“FTE”) basis, and ratios are presented on an annualized basis. The   FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income   and provides relevant comparison between taxable and non-taxable amounts.      This presentation contains forward-looking statements. Statements regarding our expectations about revenue increases and expense reductions as a result of business initiatives are forward   looking statements. Also, any statement that does not describe historical or current facts, is a forward-looking statement. These statements often include the words “believes,” “expects,”   “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,”   “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management and on information currently available to management. Our   statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such   statements in light of new information or future events.      Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from   those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Part I, "Item 1A.   Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2010, and in Part II, "Item 1A. Risk Factors" in our Quarterly Report on Form 10-Q for the periods ended March   31, 2011, and June 30, 2011, and in other periodic reports that we file with the SEC. Those factors include: difficult market conditions have adversely affected our industry; concerns over market   volatility continue; the Dodd-Frank Act makes fundamental changes in the regulation of the financial services industry, some of which may adversely affect our business; we are subject to capital   adequacy and liquidity guidelines and, if we fail to meet these guidelines, our financial condition would be adversely affected; emergency measures designed to stabilize the U.S. banking system   are beginning to wind down; we are subject to credit risk; our ALLL may not be adequate to cover our eventual losses; we will realize future losses if the proceeds we receive upon liquidation of   nonperforming assets are less than the carrying value of such assets; weakness in the economy and in the real estate market, including specific weakness within our geographic footprint, has   adversely affected us and may continue to adversely affect us; weakness in the real estate market, including the secondary residential mortgage loan markets, has adversely affected us and may   continue to adversely affect us; we are subject to certain risks related to originating and selling mortgages. We may be required to repurchase mortgage loans or indemnify mortgage loan   purchasers as a result of breaches of representations and warranties, borrower fraud, or certain borrower defaults, which could harm our liquidity, results of operations, and financial condition; we   are subject to risks related to delays in the foreclosure process; we may continue to suffer increased losses in our loan portfolio despite enhancement of our underwriting policies; as a financial   services company, adverse changes in general business or economic conditions could have a material adverse effect on our financial condition and results of operations; changes in market interest   rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital or liquidity; the fiscal and monetary policies of   the federal government and its agencies could have a material adverse effect on our earnings; depressed market values for our stock may require us to write down goodwill; clients could pursue   alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; consumers may decide not to use banks to complete their financial transactions, which could affect net   income; we have businesses other than banking which subject us to a variety of risks; hurricanes and other natural or man-made disasters may adversely affect loan portfolios and operations and   increase the cost of doing business; negative public opinion could damage our reputation and adversely impact business and revenues; the soundness of other financial institutions could adversely   affect us; we rely on other companies to provide key components of our business infrastructure; we rely on our systems, employees, and certain counterparties, and certain failures could materially   adversely affect our operations; we depend on the accuracy and completeness of information about clients and counterparties; regulation by federal and state agencies could adversely affect the   business, revenue, and profit margins; competition in the financial services industry is intense and could result in losing business or margin declines; maintaining or increasing market share   depends on market acceptance and regulatory approval of new products and services; we may not pay dividends on your common stock; disruptions in our ability to access global capital markets   may negatively affect our capital resources and liquidity; any reduction in our credit rating could increase the cost of our funding from the capital markets; we have in the past and may in the future   pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we are subject to certain litigation, and our expenses related to this litigation may   adversely affect our results; we depend on the expertise of key personnel, and if these individuals leave or change their roles without effective replacements, then our operations may suffer; we   may not be able to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability   and may adversely impact our ability to implement our business strategies; our accounting policies and processes are critical to how we report our financial condition and results of operations, and   they require management to make estimates about matters that are uncertain; changes in our accounting policies or in accounting standards could materially affect how we report our financial   results and condition; our stock price can be volatile; our disclosure controls and procedures may not prevent or detect all errors or acts of fraud; our financial instruments carried at fair value   expose us to certain market risks; our revenues derived from our investment securities may be volatile and subject to a variety of risks; and we may enter into transactions with off-balance sheet   affiliates or our subsidiaries.

2   Table of Contents   I. OVERVIEW   II. FINANCIAL PERFORMANCE   III. RISK AND CAPITAL REVIEW   IV. STRATEGIC PRIORITIES   V. APPENDIX

3   Earnings   Balance Sheet   Revenue   Expenses   Credit and   Capital   • Earnings per share of $0.39; increasing profitability trend continued   • Loans grew compared to prior quarter and prior year; targeted growth portfolios   increased, while higher-risk categories again declined   • Favorable lower-cost deposit trends continued. Average DDA up 7% from 2Q 11   • Net interest income up from prior quarter and prior year   • Fee income relatively stable to 2Q 11; higher mortgage revenue and debt valuation   gains offset by lower capital markets fees and securities gains   • Expenses increased modestly from 2Q 11 due to mortgage-related costs   • Implementation of $300MM expense program underway   • All primary credit metrics improved   • Tier 1 common ratio expanded to 9.25% (estimated)   • Tangible book value per share of $25.60, up 4% from 2Q 11         3Q 11 Summary   I. OVERVIEW

4   3Q 10 2Q 11 3Q 11   YTD   2010   YTD   2011   Net Interest Income (FTE) $1,266 $1,286 $1,293 $3,676 $3,855   Provision for Credit Losses 615 392 347 2,138 1,186   Noninterest Income 1,047 912 903 2,697 2,698   Total Revenue (FTE) 2,313 2,198 2,196 6,373 6,553   Noninterest Expense 1,499 1,542 1,560 4,362 4,567   Net Income 153 178 215 5 573   Preferred Dividends & Other 69 4 4 206 149   Net Income / (Loss) to   Common Shareholders 84 174 211 (201) 424      Net Income / (Loss) per Share       $0.17       $0.33       $0.39       $(0.41)       $0.81   ($ in millions, except per share data)   Income Statement Highlights   II. FINANCIAL PERFORMANCE   Financial Highlights Key Points   Prior Quarter Variance   • EPS increase of $0.06    Primarily from continued credit quality   improvement   Prior Year Variance   • EPS increase of $0.22    Net interest income growth, primarily   from improved deposit mix and pricing    Improved credit quality / lower provision    Elimination of TARP preferred dividends    Partially offset by lower fee income,   primarily from strong 3Q 10 mortgage   revenue   YTD Variance   • EPS increase of $1.22    5% net interest income growth    Lower provision    Elimination of TARP preferred dividends    Partially offset by higher compensation   and mortgage-related costs   3Q 11 EPS of $0.39; Improvement Continued

5   II. FINANCIAL PERFORMANCE   Net Interest Income   Net Interest Income, FTE Key Points   Net Interest Income Increased from 2Q 11, while Net Interest Margin Declined Modestly   Prior Quarter Variance   • Net Interest Income increased $7 million    Interest expense declined from lower deposit rates, DDA   growth, and reduced long-term debt costs    Interest income declined modestly due to lower loan and   securities yields, partially offset by higher loan balances   • Net Interest Margin declined, as expected, primarily due to   day count and lower asset yields   Prior Year Variance   • Net Interest Income was up $27 million, or 2%, driven by an   8 bps expansion in the Net Interest Margin    Lower-cost deposit growth, lower deposit rates paid, and   a reduction in higher-cost debt drove a 29 bps decline in   interest-bearing liabilities    Interest earning asset yields fell 17 bps, as loan yields   declined, while the securities portfolio repositioning   helped mitigate the impacts of the continued low rate   environment   YTD Variance   • Net Interest Income increased $179 million, or 5%, primarily   from the favorable deposit mix shift and lower rates paid on   deposits and longer-term debt   ($ in millions)   Net Interest Margin Net Interest Income   $1,294   $1,277   $1,286 $1,293   $1,266   3.41%   3.44%   3.53% 3.53%   3.49%   1,000   3Q 10 4Q 10 1Q 11 2Q 11 3Q 11   3.0%   3.2%   3.4%   3.6%

6   II. FINANCIAL PERFORMANCE   Noninterest Income   Noninterest Income Key Points   Noninterest Income Relatively Stable to 2Q 11   1. Please refer to the appendix for adjustment detail   Prior Quarter Variance   • Noninterest Income declined $9 million, or 1%, as lower   securities gains and capital markets revenue offset higher   mortgage production and debt valuation gains   • Adjusted Noninterest Income declined $21 million    Investment Banking declined from strong 2Q 11    Mortgage Production increased due to higher volumes   and margins      Prior Year Variance   • Adjusted Noninterest Income declined $207 million, due to   lower mortgage-related revenue    Higher levels of refinance volume and MSR hedge   performance contributed to strong 3Q 10      YTD Variance   • YTD 2011 Noninterest Income was stable with 2010    Investment Banking, Card Fees, and Retail Investment   Services all grew by double digit percentages    Mortgage-related revenue declined, as did Service   Charges on Deposits   ($ in millions)   $1,047   $924   $823 $861 $840   $108   $60   $51 $63   3Q 10 4Q 10 1Q 11 2Q 11 3Q 11   Adjusted Noninterest Income Adjustment Items¹   $883   $1,047   $1,032   $912 $903

7   ($ in millions) 3Q 10 4Q 10 1Q 11 2Q 11 3Q 11   2005 & Prior $26 $20 $24 $21 $19   2006 71 69 78 79 84   2007 134 108 157 183 245   2008 27 25 44 43 80   2009 - 2011 5 11 9 22 13   Total $263 $233 $313 $348 $440   % Non-Agency   (approx.) 6% 7% 9% 5% 1%   Repurchase demands increased in 3Q 11, primarily   from the high level of 2007 vintage demands   Summary Statistics   Resolution timing impacted charge-off levels in   2Q and 3Q 11   ($ in millions) 3Q 10 4Q 10 1Q 11 2Q 11 3Q 11   Period-end   Balance   $320 $293 $363 $472 $490   % Non-Agency   (approx.)    7% 10% 10% 9% 6%   Metric (2005 – 2011 vintages)1 Amount ($B)   Sold UPB $215   Remaining UPB 103   Cumulative Repurchase Requests 4.4   Requests Resolved 3.9   Losses Recognized to Date 1.0   3Q 2011 Reserve 0.3   Income Statement Impact to Date $1.3   Memo: Non-Agency UPB2 15     1. Includes estimates   2. Amount is an estimate and is included in the $103 billion of remaining UPB   Pending demands increased modestly due to the   increase in new demands   II. FINANCIAL PERFORMANCE   Mortgage Repurchase Trends   ($ in millions) 3Q 10 4Q 10 1Q 11 2Q 11 3Q 11   Beginning Balance $256 $270      $265      $270      $299   Additions 95 85 80 90 117   Charge-Offs (81) (90) (75) (61) (134)   Ending Balance $270 $265 $270 $299 $282

8   $1,487 $1,533 $1,466   $1,543 $1,561   $12   $15   ($1) ($1) ($1)   3Q 10 4Q 10 1Q 11 2Q 11 3Q 11   Adjusted Noninterest Expense¹ Adjustment Items¹   Noninterest Expense   Noninterest Expense    ($ in millions)   Key Points   II. FINANCIAL PERFORMANCE   Moderate Increase from 2Q 11 Due to Mortgage-related Expenses   1. Please refer to the appendix for adjustment detail   Prior Quarter Variance   • $18 million increase in Total Noninterest Expense    Operating Losses and Credit & Collections   expenses increased $19 million   Prior Year Variance   • Adjusted Noninterest Expense increased by $74   million    Operating Losses rose $45 million, while Other   Real Estate declined $15 million    Employee Compensation was up $41 million,   due to staff additions and higher revenue in   certain businesses    FDIC premium increased $13 million   YTD Variance   • Total Noninterest Expense increased $205 million,   due to similar factors that drove the prior year   variance   $1,465   $1,548   $1,499 $1,542 $1,560

9   II. FINANCIAL PERFORMANCE   Loans   Average Performing Loans¹ Key Points   Prior Quarter Variance   • Performing loans grew $1.1 billion; targeted Commercial   and Consumer categories increased, offsetting further   declines in Residential   • Commercial growth driven by $1.1 billion, or 2.4%,   increase in C&I. CRE and Commercial Construction   declined a combined $0.4 billion   • Residential segment declined $0.2 billion, or 0.5%, due   to continued reductions in Home Equity   • Consumer loans increased $0.7 billion, or 4.1%. Growth   came from all categories; largest drivers were Student   and Indirect   Prior Year Variance   • $3.4 billion, or 3.1%, growth in performing loans   • Commercial increased ~$0.5 billion. C&I grew ~$2.8   billion, or 6.5%, while CRE and Commercial   Construction declined over $2 billion   • Residential segment declined ~$1billion, due to lower   Nonguaranteed Mortgage and Home Equity balances,   while Guaranteed loans increased   • Consumer segment increased ~$3.5 billion, or over   30%. Indirect and Student were primary contributors;   Credit Card and Direct also grew   Average Balances Up Over $1B, or 1%, from 2Q 11   1. 2010 quarterly averages for the Commercial, Residential, and Consumer segments are calculated using month end balances, and therefore, do not sum to the total performing loan   balances, which are calculated using daily average balances   NOTE: Totals may not foot due to rounding   $52.0 $51.7 $51.4 $51.8 $52.5   $43.7 $44.2 $43.7 $43.0 $42.8   $13.3 $15.0 $16.1 $16.3 $17.0   3Q 10 4Q 10 1Q 11 2Q 11 3Q 11   Commercial Residential Consumer   $111.1 $111.1   $108.8   $110.7 $112.2   ($ in billions)

10   II. FINANCIAL PERFORMANCE   Higher-risk Loans1   Higher-risk Loans (period-end) Key Points   • Higher-risk categories down $12.7 billion, or almost   55%, since 4Q 08   • Over the same time, government-guaranteed loans   grew over $7 billion to $9.8 billion      Prior Quarter Variance   • $0.7 billion, or 6%, decline in higher-risk loans   • Declines occurred in all of the major categories, as   well as the sub-categories (listed in footnote)   • Commercial Construction and Higher-risk Home   Equity posted the largest decreases of $0.3 billion   and $0.2 billion, respectively      Prior Year Variance   • $3.4 billion, or 24%, decline in higher-risk loans   • Commercial Construction down $1.7 billion, or 54%   • Higher-risk Mortgages down $0.9 billion, or 19%,   primarily from Prime 2nds and Residential   Construction   • Higher-risk Home Equity down $0.9 billion, or 13%,   primarily from High LTV Lines and HE Loans   Continued Declines in Higher-risk Categories   1. Higher-risk Mortgage products include Prime 2nds, Residential Construction, and Alt-A. Higher-risk Home Equity includes High LTV lines (includes Florida lines > 80% LTV and other   lines > 90% LTV), Brokered Home Equity, and Home Equity Loans. Data includes performing and nonperforming loans   NOTE: Totals may not foot due to rounding   ($ in billions)    $6.9    $3.1 $2.6 $2.1 $1.7 $1.4    $8.1    $4.7    $4.4    $4.1    $3.9    $3.8    $8.3    $6.4    $6.1    $5.9    $5.7    $5.5   4Q 08 3Q 10 4Q 10 1Q 11 2Q 11 3Q 11   Higher-risk Home Equity Products   Higher-risk Mortgage Products   Commercial Construction   $14.1   $13.1   $23.4   $12.1   $11.4   $10.7

11   II. FINANCIAL PERFORMANCE   Deposits   Average Client Deposits   Favorable Deposit Growth and Mix Shift Trends Continued   Prior Quarter Variance   • Client Deposits grew $1.1 billion, or 0.9%, to   another record level of $123.0 billion   • Continued favorable shift in deposit mix    DDA up $2.1 billion, or 7.0%    NOW and Time Deposits declined $0.7 billion   and $0.6 billion, respectively, or ~3% each      Prior Year Variance   • Client Deposits grew $5.7 billion, or 4.9%   • Growth came from lower-cost accounts, including:    DDA up $5.4 billion, or over 20%    MMA up $3.3 billion, or 8.2%   • Higher-cost Time Deposits declined $4.0 billion, or   17.0%   ($ in billions)   NOTE: Totals may not foot due to rounding   $26.5 $27.8 $28.3 $29.8 $31.9   $23.5 $24.6 $25.4   $24.7 $24.0   $39.8   $41.7 $42.6 $42.9   $43.1   $4.1   $4.1 $4.3   $4.6 $4.6   $23.3   $21.4 $20.2   $19.9 $19.3   3Q 10 4Q 10 1Q 11 2Q 11 3Q 11   DDA NOW Money Market Savings Time   $119.7 $117.2   $120.7 $121.9   $123.0   Key Points

12   $492$505   $571   $621   $690   2.42%   2.14%   2.01%   1.76%   1.69%   200   700   3Q 10 4Q 10 1Q 11 2Q 11 3Q 11   1.4%   1.8%   2.2%   2.6%   3.0%   3.4%   $3,086   $2,974   $2,854   $2,744   $2,600   2.69%   2.58%   2.49%   2.40%   2.22%   1,000   1,500   2,000   2,500   3,000   3,500   3Q 10 4Q 10 1Q 1 2Q 11 3Q 11   1.5%   2.0%   2.5%   3.0%   3.5%   4.0%   $4,373   $4,110 $3,971   $3,610   $3,239   $696   $648   $597    494    524   3Q 10 4Q 10 1Q 11 2Q 11 3Q 11   Nonperforming Loans Other Assets   Credit Quality Improvement   III. RISK AND CAPITAL REVIEW   30 - 89 Day Delinquencies   Net Charge-offs     Allowance for Loan and Lease Losses   ALLL Ratio ALLL ($)   All Key Metrics Improved      ($   i   n   m   il   li   o   n   s   )    NCOs to Avg. Loans (annualized) Net Charge-offs      ($   i   n   m   il   li   o   n   s   )      Nonperforming Assets      ($   i   n   m   il   li   o   n   s   )      $5,069   $4,758   $4,568   $4,104   $3,763   1.24% 1.18% 1.15% 1.09% 1.04%   0.96% 0.90%   0.80%   0.73% 0.70%   3Q 10 4Q 10 1Q 11 2Q 11 3Q 11   Total Delinq. Delinq. Excl. Gov't Guar.

13   $231 $203 $156 $179 $185   $428   $383   $380 $297 $279   $31   $35   $35   $29 $28   3Q 10 4Q 10 1Q 11 2Q 11 3Q 11   Commercial Residential Consumer   Key Points   Net Charge-offs      ($   i   n   m   il   li   o   n   s   )      Nonperforming Loans      ($   i   n   m   il   li   o   n   s   )    Prior Quarter Variance   • NPLs declined $371 million, or 10%, driven by the   Commercial segment    Commercial Construction fell $242 million, or almost   40%; C&I and CRE both declined by over 10%    Residential NPLs were stable   • Net Charge-offs declined $13 million, or 3%    Residential decline of $18 million driven by Home   Equity (23 bps decline) and Residential   Construction (225 bps)    Commercial segment relatively stable as declines in   C&I and CRE were offset by higher Commercial   Construction      Prior Year Variance   • NPLs declined $1.1 billion, or 26%, driven by   Commercial Construction, Non-guaranteed Mortgages,   and C&I   • Net Charge-offs declined by ~$200 million, or 29%, with   the largest declines in Non-guaranteed Mortgages,   Residential Construction, Home Equity, and C&I   Nonperforming Loans Declined 10% from 2Q 11   III. RISK AND CAPITAL REVIEW   $690   $571   $621   $505   Nonperforming Loans and Net Charge-offs   $2,058 $1,887 $1,863 $1,563 $1,205   $2,273   $2,188 $2,076   $2,013   $2,007   $42   $35 $32   $34   $27   3Q 10 4Q 10 1Q 11 2Q 11 3Q 11   Commercial Residential Consumer   $3,971   $4,373   $4,110   $3,610   $3,239   $492

14   Tier 1 Common Ratio Tier 1 Capital Ratio (Excluding TARP)2   Tangible Common Equity Ratio3   1. Estimated   2. The Tier 1 Capital Ratio including TARP was 13.58% in 3Q 10 and 13.67% in 4Q 10   3. Please refer to the Appendix for a reconcilement to the most directly comparable GAAP financial measure   Capital Position Significantly Exceeds Current and Proposed Regulatory Standards;   Tangible Book Value Further Expanded   Tangible Book Value Per Share3   III. RISK AND CAPITAL REVIEW   Capital Position    $24.42    $23.76 $23.79    $24.57    $25.60   3Q 10 4Q 10 1Q 11 2Q 11 3Q 11   9.93% 10.02%   11.00%   11.11% 11.05%   3Q 10 4Q 10 1Q 11 2Q 11 3Q 11¹   8.02% 8.08%   9.05%   9.22% 9.25%   3Q 10 4Q 10 1Q 11 2Q 11 3Q 11¹   7.26%   7.15%   7.77%   7.96%   8.28%   3Q 10 4Q 10 1Q 11 2Q 11 3Q 11

15   IV. STRATEGIC PRIORITIES   Progress on Strategic Growth Initiatives   Grow Consumer Market and   Wallet Share   Diversify the Loan Portfolio2 Optimize the Business Mix   • Growth in deposit market   share1   Up in 8 of 10 largest MSAs   • Roll-out of new checking   product suite continued   Results to date are in-line   with expectations   Opening fewer accounts,   but significantly higher   balances   • Corporate & Investment   Banking YTD revenue and net   income up 16% and 23%,   respectively   • Diversified Commercial Banking   YTD revenue and net income   up 9% and 34%, respectively   • Retail investment services   income up 19% YTD   • C&I and Consumer loan   balances up a combined $6.9   billion from 3Q 10    8% C&I balance growth   23% Consumer balance   growth   • Residential loans, excluding   government-guaranteed, down   $1.9 billion   Home Equity down $0.9   billion, or 6%   1. Source: SNL Financial, using FDIC June 30, 2011 market share data   2. Data reflects changes in period-end loan balances from 3Q 10 to 3Q 11

16   $300 Million Expected to be Eliminated from Current Cost Base by Year End 2013;   Many Key Initiatives Underway   Expected Savings   Key Components   Major Initiatives   Operations Staff   and Support   1. Reflects annualized savings expected to be eliminated from the run rate by year end 2013   IV. STRATEGIC PRIORITIES   PPG Expense Program   Consumer Bank   Efficiencies   Strategic Supply   Management   Discretionary   Outsourcing   Demand Management   Channel Optimization   Alternative Channel Management   Sales & Service Productivity   Consolidations & Shared Services   Digital Technology   Lean Process Design &   Management      Current      12/2013      12/2012      80%   out of   run rate   100%   out of   run rate      $300MM1      0%   out of   run rate

17   Earnings   Balance Sheet   Revenue   Expenses   Credit and   Capital   • Earnings per share of $0.39; increasing profitability trend continued   3Q 11 Summary   • All primary credit metrics improved   • Tier 1 common ratio expanded to 9.25% (estimated)   • Tangible book value per share of $25.60, up 4% from 2Q 11         • Loans grew compared to prior quarter and prior year; targeted growth portfolios   increased, while higher-risk categories again declined   • Favorable lower-cost deposit trends continued. Average DDA up 7% from 2Q 11   • Net interest income up from prior quarter and prior year   • Fee income relatively stable to 2Q 11; higher mortgage revenue and debt valuation   gains offset by lower capital markets fees and securities gains   • Expenses increased modestly from 2Q 11 due to mortgage-related costs   • Implementation of $300MM expense program underway

18         Appendix

19   U.S. Treasury      U.S. Agency      MBS – Agency      U.S. States and Subdivisions      MBS – Private      Corporate & Other      Asset – Backed Securities      Other Equity      Total AFS    Securities Available for Sale    ($ in billions, period-end balances)   Securities Portfolio   NOTE: Columns may not foot due to rounding   V. APPENDIX    2Q 2011 3Q 2011 $ Change   $0.4      2.7      20.0      0.5      0.3      0.4      0.5      2.7      $27.5    ($0.3)       0.1       0.7       -       -       -       (0.1)       (0.1)       $0.3   $0.7      2.6      19.3      0.5      0.3      0.4      0.6      2.8      $27.2

20   V. APPENDIX   30 – 89 Day Delinquencies by Loan Class –   Excl. Govt. Guaranteed Loans Memo:      ($ in billions) 3Q 10 4Q 10 1Q 11 2Q 11 3Q 11   3Q 11 Loan   Balance   30-89 Day Delinquencies   Commercial Loans   Commercial & industrial 0.28% 0.25% 0.22% 0.20% 0.15% $ 47,985   Commercial real estate 0.88 0.43 0.33 0.26 0.17 5,330   Commercial construction 0.67 0.42 0.47 0.63 0.11 1,390   Total commercial loans 0.38 0.28 0.24 0.22 0.15 54,705   Residential Loans   Residential mortgages - guaranteed - - - - - 4,449   Residential mortgages - nonguaranteed 1.88 1.90 1.63 1.45 1.46 23,517   Home equity products 1.52 1.40 1.46 1.44 1.39 15,980   Residential construction 2.61 3.28 2.94 2.28 2.06 1,046   Total residential loans1 1.76 1.74 1.60 1.47 1.45 44,992   Consumer Loans   Guaranteed student loans - - - - - 5,333   Other direct 1.87 0.92 1.12 0.82 0.76 1,945   Indirect 0.79 0.78 0.68 0.58 0.60 10,003   Credit cards 2.76 2.40 2.04 1.86 1.59 497   Total consumer loans2 1.05 0.86 0.79 0.66 0.67 17,778   Total SunTrust - excluding government guaranteed   delinquencies 0.96% 0.90% 0.80% 0.73% 0.70% $ 117,475   Total SunTrust - including government guaranteed   delinquencies3 1.24% 1.18% 1.15% 1.09% 1.04%   1. Excludes delinquencies on all federally guaranteed mortgages   2. Excludes delinquencies on federally guaranteed student loans   3. Excludes mortgage loans guaranteed by GNMA that SunTrust has the option, but not the obligation, to repurchase

21   V. APPENDIX   Nonperforming Loans by Loan Class   Memo:   ($ in millions) 3Q 10 4Q 10 1Q 11 2Q 11 3Q 11   3Q 11 Loan   Balance   Nonperforming Loans   Commercial Loans   Commercial & industrial $601 $584 $585 $537 $479 $47,985   Commercial real estate 346 342 435 399 341 5,330   Commercial construction 1,111 961 843 627 385 1,390   Total commercial loans 2,058 1,887 1,863 1,563 1,205 54,705   Residential Loans   Residential mortgages - guaranteed - - - - - 4,449   Residential mortgages - nonguaranteed 1,591 1,543 1,458 1,412 1,417 23,517   Home equity products 357 355 343 335 340 15,980   Residential construction 325 290 275 266 250 1,046   Total residential loans 2,273 2,188 2,076 2,013 2,007 44,992   Consumer Loans   Guaranteed student loans - - - - - 5,333   Other direct 14 10 11 9 7 1,945   Indirect 28 25 21 25 20 10,003   Credit cards - - - - - 497   Total consumer loans 42 35 32 34 27 17,778   Total $4,373 $4,110 $3,971 $3,610 $3,239 $117,475   NOTE: Columns may not foot due to rounding

22   V. APPENDIX   Net Charge-off Ratios by Loan Class   Memo:   ($ in millions) 3Q 10 4Q 10 1Q 11 2Q 11 3Q 11   3Q 11 Loan   Balance   Net Charge-offs to Avg. Loans annualized1   Commercial Loans   Commercial & industrial 0.74% 0.94% 0.44% 0.66% 0.47% $47,985   Commercial real estate 2.33 1.79 1.42 2.72 1.69 5,330   Commercial construction 13.06 9.62 14.76 13.09 27.04 1,390   Total commercial loans 1.70 1.50 1.19 1.34 1.37 54,705   Residential Loans   Residential mortgages - guaranteed - - - - - 4,449   Residential mortgages - nonguaranteed 3.30 3.09 3.19 2.16 2.12 23,517   Home equity products 3.69 3.71 3.96 3.49 3.26 15,980   Residential construction 18.09 11.61 10.46 10.52 8.27 1,046   Total residential loans 3.68 3.28 3.37 2.65 2.47 44,992   Consumer Loans   Guaranteed student loans - - - - - 5,333   Other direct 1.74 2.20 2.53 2.14 1.74 1,945   Indirect 0.55 0.65 0.56 0.44 0.50 10,003   Credit cards 10.34 9.52 8.68 7.78 5.81 497   Total consumer loans 0.91% 0.93% 0.89% 0.71% 0.66% 17,778   Total 2.42% 2.14% 2.01% 1.76% 1.69% $117,475   1. 2010 net charge-off ratios calculated using average of month-end loan balances   NOTE: Columns may not foot due to rounding

23   V. APPENDIX   Net Charge-off by Loan Class   Memo:   ($ in millions) 3Q 10 4Q 10 1Q 11 2Q 11 3Q 11   3Q 11 Loan   Balance   Net Charge-off Trends   Commercial Loans   Commercial & industrial $82 105 $49 $75 $56 $47,985   Commercial real estate 39 29 21 40 23 5,330   Commercial construction 110 69 86 64 106 1,390   Total commercial loans 231 203 156 179 185 54,705   Residential Loans   Residential mortgages - guaranteed - - - - - 4,449   Residential mortgages - nonguaranteed 202 187 187 125 124 23,517   Home equity products 158 156 161 141 132 15,980   Residential construction 67 40 32 31 23 1,046   Total residential loans 428 383 380 297 279 44,992   Consumer Loans   Guaranteed student loans - - - - - 5,333   Other direct 7 9 11 10 8 1,945   Indirect 11 14 13 10 12 10,003   Credit cards 13 12 11 9 8 497   Total consumer loans 31 35 35 29 28 17,778   Total $690 $621 $571 $505 $492 $117,475   NOTE: Columns may not foot due to rounding

24    $2,516 $2,613 $2,643 $2,719 $2,824    $988 $1,005 $976 $923    $883   3Q 10 4Q 10 1Q 11 2Q 11 3Q 11   Accruing Nonaccruing   Troubled Debt Restructuring (TDR) Composition   Mortgage and Consumer Loans are 92% of Accruing TDRs; 86% are Current on   Principal and Interest Payments   TDR Trend   Early Stage Accruing TDR Delinquencies   Key Points      ($   i   n   m   il   li   o   n   s   )         ($   i   n   m   il   li   o   n   s   )      Prior Quarter Variance   • Total TDRs increased modestly to $3.7 billion   • Accruing and current balances increased, while   nonaccruing balances declined for the third   consecutive quarter      Prior Year Variance   • Total TDRs increased by $203 million due to   increased modifications, primarily in Residential   loans    Current balances increased by $276 million,   while nonaccruing declined by $105 million   • The percentage of TDRs that are accruing   increased to 76% in 3Q 11 from 72% in 3Q 10            $3,504 $3,618 $3,619   V. APPENDIX   $3,642 $3,707    $2,165 $2,245 $2,286 $2,349    $2,441    $198 $176 $193    $207 $212    $93    $108 $92 $104    $109   3Q 10 4Q 10 1Q 11 2Q 11 3Q 11   Current 30-59 DLQ 60-89 DLQ   NOTE: Columns may not foot due to rounding

25   Noninterest Income Reconciliation   V. APPENDIX   ($ in millions) 3Q 10 4Q 10 1Q 11 2Q 11 3Q 11   Total Noninterest Income $1,047 $1,032 $883 $912 $903      Adjustment Items:   Securities Gains 69 64 64 32 2   Fair Market Value Adjustments (Trading Income) 17 30 14 (1) (17)   STI Debt Valuation (Trading Income) (22) 16 (20) 17 65   SunTrust Index-linked CDs (SILC) (Trading Income) (59) 5 (11) 8 13   Auction Rate Securities (Trading Income) 1 (11) 16 4 (4)   Fair Value Adjustments (Mortgage Production) (6) (9) (4) (9) 4   Stable River Gain (Other Income) 0 13 0 0 0      Total Adjustments 0 108 60 51 63      Adjusted Noninterest Income $1,047 $924 $823 $861 $840   NOTE: Columns may not foot due to rounding

26   Noninterest Expense Reconciliation   V. APPENDIX   ($ in millions) 3Q 10 4Q 10 1Q 11 2Q 11 3Q 11   Total Noninterest Expense $1,499 $1,548 $1,465 $1,542 $1,560      Adjustment Items:   AHG Writedown (Other Exp.) 0 11 0 0 0   (Gain)/Loss on Debt Extinguishment 12 4 (1) (1) (1)      Total Adjustments 12 15 (1) (1) (1)      Adjusted Noninterest Expense $1,487 $1,533 $1,466 $1,543 $1,561

27   Additional Noninterest Expense Disclosure:   Credit-related Expenses    V. APPENDIX   ($ in millions) 3Q 10 4Q 10 1Q 11 2Q 11 3Q 11   Operating Losses $27 $26 $27 $62 $72   Mortgage Reinsurance (Other Exp.) 7 2 7 6 6   Credit & Collections (Other Exp.) 69 71 51 60 70   Other Real Estate (Other Exp.) 77 90 69 64 62      Total Credit-related Expenses $181 $189 $155 $192 $211   NOTE: Columns may not foot due to rounding

28   Reconciliation of Non GAAP Measures    V. APPENDIX   ($ in billions, except per share data)    Three Months Ended    September 30 December 31 March 31 June 30 September 30    2010 2010 2011 2011 2011      Total shareholders' equity $23.4 $23.1 $19.2 $19.7 $20.2   Goodwill, net of deferred taxes (6.2) (6.2) (6.2) (6.2) (6.2)   Other intangible assets including MSRs, net of deferred taxes (1.2) (1.6) (1.6) (1.5) (1.1)   MSRs 1.1 1.4 1.5 1.4 1.0   Tangible equity 17.1 16.8 12.9 13.4 13.9   Preferred stock (4.9) (4.9) (0.2) (0.2) (0.2)   Tangible common equity $12.2 $11.9 $12.8 $13.2 $13.7      Total assets $174.7 $172.9 $170.8 $172.2 $172.6   Goodwill (6.3) (6.3) (6.3) (6.3) (6.3)   Other intangible assets including MSRs (1.2) (1.6) (1.7) (1.5) (1.1)   MSRs 1.1 1.4 1.5 1.4 1.0   Tangible assets $168.3 $166.4 $164.4 $165.7 $166.1      Tangible equity to tangible assets 10.19% 10.12% 7.87% 8.07% 8.38 %   Tangible common equity to tangible assets 7.26% 7.15% 7.77% 7.96% 8.28 %   Tangible book value per common share $24.42 $23.76 $23.79 $24.57 $25.60   NOTE: Columns may not foot due to rounding